EXHIBIT 10.2

AMENDMENT NO. 1 TO AMENDED AND RESTATED

SECURITY AND PLEDGE AGREEMENT

AMENDMENT NO. 1, dated as of May 10, 2004 (this “Amendment”) to the Amended and Restated Security and Pledge Agreement dated as of August 26, 2002 (as amended and in effect immediately prior to the effectiveness of this Amendment, the “Security and Pledge Agreement”) among each of the LOAN PARTIES from time to time party thereto and CITICORP NORTH AMERICA, INC., as Collateral Agent (with its successors in such capacity, the “Collateral Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend certain provisions of the Security and Pledge Agreement as set forth herein;

WHEREAS, contemporaneously with the execution and delivery of this Amendment, the Loan Parties, certain financial institutions (with their respective successors, the “DIP Lenders”), JPMorgan Chase Bank, as Administrative Agent, Citigroup Global Markets Inc., as Syndication Agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers, the Collateral Agent, Wachovia Bank, N.A., as Co-Syndication Agent, and The Bank of Nova Scotia, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents, are entering into a Second Amended and Restated Credit and Guaranty Agreement dated as of the date hereof (as amended, modified or supplemented from time to time, the “Second Amended and Restated DIP Credit Agreement”); and

WHEREAS, it is a condition precedent to the effectiveness of the Second Amended and Restated DIP Credit Agreement that the parties hereto enter into this Amendment.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein shall have the meaning assigned to such term in the Security and Pledge Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Security and Pledge Agreement shall, after the effectiveness of this Amendment, refer to Security and Pledge Agreement as amended hereby.

1

Section 2. Amendment of Section 15(a). Section 15(a) of the Security and Pledge Agreement shall be amended by adding the following proviso immediately after the “finally” clause contained therein:

“provided that any cash held as collateral security for a Loan Party’s Reimbursement Obligations with respect to any Letter of Credit outstanding after the Maturity Date in accordance with the first sentence of Section 2.04(d) of the Amended and Restated DIP Credit Agreement (“Extended L/C Obligations”) shall be applied first to pay the unpaid interest accrued on the Secured Obligations of such Loan Party constituting Extended L/C Obligations, until payment in full of all such interest shall have been made, second to pay the unpaid principal of such Extended L/C Obligations (or provide for the payment thereof pursuant to Section 15(b)), until payment in full of the principal of all such Extended L/C Obligations of such Loan Party shall have been made (or so provided for), and thereafter shall be applied in accordance with the provisions set forth above.”

Section 3. Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

Section 4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the Restatement Effective Date (as defined in the Second Amended and Restated DIP Credit Agreement).

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CITICORP NORTH AMERICA, INC., as Collateral Agent

By:	/s/ MICHAEL M. SCHADT
Name: Michael M. Schadt
Title: Vice President—Asset Based Finance

LOAN PARTIES:

ACC CABLE COMMUNICATIONS FL-VA, LLC

By:	ACC Cable Holdings VA, Inc., its sole member

ACC CABLE HOLDINGS VA, INC.

ACC HOLDINGS II, LLC

By:	ACC Operations, Inc., its sole member

ACC INVESTMENT HOLDINGS, INC.

ACC OPERATIONS, INC.

ACC TELECOMMUNICATIONS HOLDINGS LLC

By:	ACC Operations, Inc., its sole member

ACC TELECOMMUNICATIONS LLC

By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member

ACC TELECOMMUNICATIONS OF VIRGINIA LLC

By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member

ACC-AMN HOLDINGS LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA ACQUISITION SUBSIDIARY, INC.

ADELPHIA ARIZONA, INC.

ADELPHIA BLAIRSVILLE, LLC

By:	Century Communications Corp., its sole member

ADELPHIA CABLE PARTNERS, L.P.

By:	Olympus Cable Holdings, LLC, its Managing General Partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION ASSOCIATES, L.P.

By:	Chelsea Communications, Inc., its general partner

ADELPHIA CABLEVISION CORP.

ADELPHIA CABLEVISION OF BOCA RATON, LLC

By:	Adelphia Cablevision Corp., its sole member

ADELPHIA CABLEVISION OF FONTANA LLC

By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC

By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF NEW YORK, INC.

ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC

By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC

By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC

By:	Mickelson Media, Inc., its sole member

ADELPHIA CABLEVISION OF SAN BERNADINO, LLC

By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SANTA ANA, LLC

By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF SEAL BEACH, LLC

By:	Manchester Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SIMI VALLEY, LLC

By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC

By:	Century New Mexico Cable Television Corp., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC

By:	Sentinel Communications of Muncie, Indiana, Inc., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC

By:	Huntington CATV, Inc., its sole member

ADELPHIA CALIFORNIA CABLEVISION, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CENTRAL PENNSYLVANIA, LLC

By:	National Cable Acquisition Associates, L.P., its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general Partner

ADELPHIA CLEVELAND, LLC

By:	Adelphia of the Midwest, Inc., its sole member

ADELPHIA COMMUNICATIONS CORPORATION

ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC

By:	Adelphia Cablevision Corp., its sole member

ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC

By:	Adelphia Cablevision Corp., its sole member

ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC

By:	FrontierVision, its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, L.L.C., its general partner
By:	ACC Operations, Inc., its sole member

ADELPHIA COMMUNICATIONS INTERNATIONAL, INC.

ADELPHIA COMPANY OF WESTERN CONNECTICUT

ADELPHIA GENERAL HOLDINGS III, INC.

ADELPHIA GS CABLE, LLC

By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its sole member

ADELPHIA GP HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA HARBOR CENTER HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA HOLDINGS 2001, LLC

By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its managing partner

ADELPHIA INTERNATIONAL II, LLC

By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member

ADELPHIA INTERNATIONAL III LLC

By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member

ADELPHIA OF THE MIDWEST, INC.

ADELPHIA MOBILE PHONES

ADELPHIA PINELLAS COUNTY, LLC

By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA PRESTIGE CABLEVISION, LLC

By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

ADELPHIA TELECOMMUNICATIONS, INC.

ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC.

ADELPHIA WELLSVILLE, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA WESTERN NEW YORK HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

ARAHOVA COMMUNICATIONS, INC.

ARAHOVA HOLDINGS, LLC

By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

BADGER HOLDING CORPORATION

BETTER TV, INC. OF BENNINGTON

BLACKSBURG/SALEM CABLEVISION, INC.

BRAZAS COMMUNICATIONS, INC.

BUENAVISION TELECOMMUNICATIONS, INC.

CABLE SENRY CORPORATION

CALIFORNIA AD SALES, LLC

By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

CCC-III, INC.

CCC-INDIANA, INC.

CCH INDIANA, L.P.

By:	CCC-Indiana, its general partner

CDA CABLE, INC.

CENTURY ADVERTISING, INC.

CENTURY ALABAMA CORP

CENTURY ALABAMA HOLDING CORP.

CENTURY AUSTRALIA COMMUNICATIONS CORP.

CENTURY BERKSHIRE CABLE CORP.

CENTURY CABLE HOLDINGS, LLC

By:	Century Cable Holding Corp., its sole member

CENTURY CABLE HOLDING CORP.

CENTURY CABLE MANAGEMENT CORPORATION

CENTURY CABLE OF SOUTHERN CALIFORNIA

CENTURY CABLEVISION HOLDINGS, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

CENTURY CAROLINA CORP.

CENTURY COLORADO SPRINGS CORP.

CENTURY COLORADO SPRINGS PARTNERSHIP

By:	Paragon Cable Television Inc., a general partner

CENTURY COMMUNICATIONS CORP.

CENTURY CULLMAN CORP.

CENTURY ENTERPRISE CABLE CORP.

CENTURY EXCHANGE, LLC

By:	Century Cable Holding Corp., its sole member

CENTURY FEDERAL, INC.

CENTURY GRANITE CABLE TELEVISION CORP.

CENTURY HUNTINGTON COMPANY

CENTURY INDIANA CORP.

CENTURY ISLAND ASSOCIATES, INC.

CENTURY ISLAND CABLE TELEVISION CORP.

CENTURY INVESTMENT HOLDING CORP.

CENTURY INVESTORS, INC.

CENTURY KANSAS CABLE TELEVISION CORP.

CENTURY LYKENS CABLE CORP.

CENTURY MENDOCINO CABLE TELEVISION, INC.

CENTURY MISSISSIPPI CORP.

CENTURY MOUNTAIN CORP.

CENTURY NEW MEXICO CABLE TELEVISION CORP.

CENTURY NORWICH CORP.

CENTURY OHIO CABLE TELEVISION CORP.

CENTURY OREGON CABLE CORP.

CENTURY PACIFIC CABLE TV, INC.

CENTURY PROGRAMMING, INC.

CENTURY REALTY CORP.

CENTURY SHASTA CABLE TELEVISION CORP.

CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP.

CENTURY-TCI CALIFORNIA COMMUNICATIONS, L.P.

By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY-TCI CALIFORNIA, L.P.

By:	Century-TCI California Communications, L.P., its general partner
By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY-TCI HOLDINGS, LLC

By:	Century-TCI California Communications, L.P., its general partner
By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY TRINIDAD CABLE TELEVISION CORP.

CENTURY VIRGINIA CORP.

CENTURY VOICE AND DATA COMMUNICATIONS, INC.

CENTURY WARRICK CABLE CORP.

CENTURY WASHINGTON CABLE TELEVISION, INC.

CENTURY WYOMING CABLE TELEVISION CORP.

CHELSEA COMMUNICATIONS, INC.

CHELSEA COMMUNICATIONS, LLC

By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

CHESTNUT STREET SERVICES, LLC

By:	ACC Operations, Inc., its sole member

CLEAR CABLEVISION, INC.

CMA CABLEVISION ASSOCIATES VII, L.P.

By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner

CMA CABLEVISION ASSOCIATES XI, LIMITED PARTNERSHIP

By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner

CORAL SECURITY, INC.

COWLITZ CABLEVISION, INC.

CP-MDU I LLC

By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

CP-MDU II LLC

By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

E.& E. CABLE SERVICE, INC.

EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC

By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner

EASTERN VIRGINIA CABLEVISION, L.P.

By:	TMC Holdings Corporation, its general partner

EMPIRE SPORTS NETWORK, L.P.

By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FAE CABLE MANAGEMENT CORP.

FOP INDIANA, L.P.

By:	FrontierVision Cable New England, Inc., its general partner

FRONTIERVISION ACCESS PARTNERS, LLC

By:	FrontierVision Operating Partners, L.P., its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION CABLE NEW ENGLAND, INC.

FRONTIERVISION CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

FRONTIERVISION HOLDINGS L.L.C.

By:	FrontierVision Partners, L.P., its sole member
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION HOLDINGS L.P.

By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS L.L.C.

By:	FrontierVision Holdings, L.P., its sole member
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS L.P.

By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION PARTNERS L.P.

By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FT. MYERS ACQUISITION LIMITED PARTNERSHIP

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

FT. MYERS CABLEVISION, LLC

By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C.

By:	ACC Cable Communications FL-VA, LLC, its sole member
By:	ACC Cable Holdings VA, Inc., its sole member

GLOBAL ACQUISITION PARTNERS, L.P.

By:	Global Cablevision II, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

GLOBAL CABLEVISION II, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing partner

THE GOLF CLUB AT WENDING CREEK FARMS, LLC

By:	ACC Operations, Inc., its sole member

GRAFTON CABLE COMPANY

GS CABLE LLC

By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

GS TELECOMMUNICATIONS LLC

By:	GS Cable, LLC, its sole member
By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

HARRON CABLEVISION OF NEW HAMPSHIRE, INC.

HUNTINGTON CATV, INC.

IMPERIAL VALLEY CABLEVISION, INC.

KALAMAZOO COUNTY CABLEVISION, INC.

KEY BISCAYNE CABLEVISION

By:	Adelphia Cable Partners, LP, a general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

KOOTENAI CABLE, INC.

LAKE CHAMPLAIN CABLE TELEVISION CORPORATION

LEADERSHIP ACQUISITION LIMITED PARTNERSHIP

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

LOUISA CABLEVISION, INC.

MANCHESTER CABLEVISION, INC

MARTHA’S VINEYARD CABLEVISION, L.P.

By:	Century Cable Holdings, LLC, its general partner
By:	Century Cable Holding Corp., its sole member

MERCURY COMMUNICATIONS, INC.

MICKELSON MEDIA, INC.

MICKELSON MEDIA OF FLORIDA, INC.

MONUMENT COLORADO CABLEVISION, INC.

MOUNTAIN CABLE COMMUNICATIONS CORPORATION

MOUNTAIN CABLE COMPANY, L.P.

By:	Pericles Communications Corporation, its managing general partner

MONTGOMERY CABLEVISION, INC.

MT. LEBANON CABLEVISION, INC.

MULTI-CHANNEL T.V. CABLE COMPANY

NATIONAL CABLE ACQUISITION ASSOCIATES, L.P.

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

OLYMPUS CABLE HOLDINGS, LLC

By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OLYMPUS CAPITAL CORPORATION

OLYMPUS COMMUNICATIONS HOLDINGS, L.L.C.

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OLYMPUS COMMUNICATIONS, L.P.

By:	ACC Operations, Inc., its managing general partner

OLYMPUS SUBSIDIARY, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OWENSBORO-BRUNSWICK, INC.

OWENSBORO INDIANA, L.P.

By:	Century Granite Cable Television Corp., its general partner

OWENSBORO ON THE AIR, INC.

PAGE TIME, INC.

PARAGON CABLE TELEVISION INC.

PARAGON CABLEVISION CONSTRUCTION CORPORATION

PARAGON CABLEVISION MANAGEMENT CORPORATION

PARNASSOS COMMUNICATIONS, L.P.

By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PARNASSOS HOLDINGS, LLC

By:	Parnassos Communications, L.P., its sole member
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PARNASSOS, L.P.

By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PERICLES COMMUNICATIONS CORPORATION

PULLMAN TV CABLE CO., INC.

RENTAVISION OF BRUNSWICK, INC.

RICHMOND CABLE TELEVISION CORPORATION

RIGPAL COMMUNICATIONS, INC.

ROBINSON/PLUM CABLEVISION

By:	Olympus Subsidiary, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

SABRES, INC.

SCRANTON CABLEVISION, INC.

SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC.

SOUTHEAST FLORIDA CABLE, INC.

SOUTHWEST COLORADO CABLE, INC.

SOUTHWEST VIRGINIA CABLE, INC.

S/T CABLE CORPORATION

STAR CABLE INC.

STARPOINT, LIMITED PARTNERSHIP

By:	West Boca Acquisition Limited Partnership, its general partner
By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

SVHH CABLE ACQUISITION, L.P.

By:	SVHH Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

SVHH HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE

By:	Eastern Virginia Cablevision Holdings, LLC, its managing general partner
By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner

TELE-MEDIA COMPANY OF TRI-STATES L.P.

By:	Tri-States, L.L.C., its general partner

By:	Century Cable Holdings, LLC, its sole member

By:	Century Cable Holding Corp., its sole member

TELE-MEDIA INVESTMENT PARTNERSHIP, L.P.

By:	National Cable Acquisition Associates, L.P., a general partner
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

TELESAT ACQUISITION, LLC

By:	Arahova Holdings, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

TELESTAT ACQUISITION LIMITED PARTNERSHIP

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

THE MAIN INTERNETWORKS, INC.

THE WESTOVER T.V. CABLE CO., INCORPORATED

THREE RIVERS CABLE ASSOCIATES, L.P.

By:	Chelsea Communications, LLC, a general partner
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

And By: Mt. Lebanon Cablevision, Inc., a general partner

TIMOTHEOS COMMUNICATIONS, L.P.

By:	Olympus Communications Holdings, L.L.C., its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

TMC HOLDINGS CORPORATION

TMC HOLDINGS, LLC

TRI-STATES, L.L.C.

By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

UCA LLC

By:	ACC Operations, Inc., its sole member

U.S. TELE-MEDIA INVESTMENT COMPANY

UPPER ST. CLAIR CABLEVISION, INC.

VALLEY VIDEO, INC.

VAN BUREN COUNTY CABLEVISION, INC.

WARRICK CABLEVISION, INC.

WARRICK INDIANA, L.P.

By:	CCC-III, Inc., its general partner

WELLSVILLE CABLEVISION, L.L.C.

By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

WEST BOCA ACQUISITION LIMITED PARTNERSHIP

By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

WESTERN NY CABLEVISION, L.P.

By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc, its sole member

WESTVIEW SECURITY, INC.

WILDERNESS CABLE COMPANY

YOUNG’S CABLE TV CORP.

YUMA CABLEVISION, INC.

By:	/s/ VANESSA A. WITTMAN
Name: Vanessa A. Wittman
Title: Executive Vice President and Chief Financial Officer